Item 77C Money Market Portfolio, Government
& Agency Securities
Portfolio and Tax-Exempt Portfolio (each a series of Cash Account Trust)

Registrant incorporates by reference to its
Proxy Statement filed on January 4,
2008 (SEC Accession No. 0001193125-08-
001722).
Money Market Portfolio
The Special Meeting of Shareholders of the
Money Market Portfolio of Cash
Account Trust (the "Fund") was held on March
31, 2008 at the offices of
Deutsche Asset Management, 345 Park Avenue,
New York, NY 10154. The
following matter was voted upon by the
shareholders of said Fund (the resulting
votes are presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,473,751,227.6600
97,123,035.9200
Henry P. Becton, Jr.
1,473,464,749.5400
97,409,514.0400
Dawn-Marie Driscoll
1,472,593,598.7100
98,280,664.8700
Keith R. Fox
1,478,220,038.4500
92,654,225.1300
Paul K. Freeman
1,478,347,120.2500
92,527,143.3300
Kenneth C. Froewiss
1,473,917,055.5600
96,957,208.0200
Richard J. Herring
1,478,086,023.4700
92,788,240.1100
William McClayton
1,478,216,821.9900
92,657,441.5900
Rebecca W. Rimel
1,472,607,527.2800
98,266,736.3000
William N. Searcy, Jr.
1,478,255,804.0100
92,618,459.5700
Jean Gleason Stromberg
1,472,122,275.2200
98,751,988.3600
Robert H. Wadsworth
1,478,200,650.3300
92,673,613.2500
Axel Schwarzer
1,472,365,790.1600
98,508,473.4200

Government & Agency Securities Portfolio
The Special Meeting of Shareholders of DWS
Government & Agency Securities
Portfolio of Cash Account Trust (the "Fund")
was held on March 31, 2008 at the
offices of Deutsche Asset Management, 345
Park Avenue, New York, NY 10154.
The following matters were voted upon by the
shareholders of said Fund (the
resulting votes are presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
2,033,167,204.3680
145,843,774.9700
Henry P. Becton, Jr.
2,032,218,301.6780
146,792,677.6600
Dawn-Marie Driscoll
2,032,708,527.4680
146,302,451.8700
Keith R. Fox
2,033,163,955.7280
145,847,023.6100
Paul K. Freeman
2,032,670,063.2080
146,340,916.1300
Kenneth C. Froewiss
2,032,801,582.3080
146,209,397.0300
Richard J. Herring
2,033,510,322.9680
145,500,656.3700
William McClayton
2,032,168,725.6380
146,842,253.7000
Rebecca W. Rimel
2,032,905,588.5680
146,105,390.7700
William N. Searcy, Jr.
2,033,277,588.7280
145,733,390.6100
Jean Gleason Stromberg
2,032,158,369.9680
146,852,609.3700
Robert H. Wadsworth
2,032,860,454.5680
146,150,524.7700
Axel Schwarzer
2,031,930,458.0980
147,080,528.2400

The Special Meeting of Shareholders was
reconvened on May 1, 2008, at which
time the following matters were voted upon
by the shareholders (the resulting
votes are presented below):
2-A.	Approval of an Amended and Restated
Investment Management Agreement.

Number of Votes:
For
Against
Abstain
2,138,134,484.6780
144,921,479.9000
218,947,355.6000

2-B.	Approval of a Subadvisor Approval
Policy.

Number of Votes:
For
Against
Abstain
2,137,640,278.7080
146,042,793.4400
218,320,248.0300

3.	Approval of Revised Fundamental
Investment Policies Regarding:
3-a.	Borrowing Money

Number of Votes:
For
Against
Abstain
2,114,935,853.1980
158,700,295.2600
228,367,171.7200

3-b.	Senior Securities

Number of Votes:
For
Against
Abstain
2,117,335,934.1380
156,446,459.7800
228,220,926.2600

3-d.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
2,118,178,034.9780
155,111,778.1900
228,713,507.0100

3-e.	Real Estate Investments

Number of Votes:
For
Against
Abstain
2,115,712,105.6880
157,629,848.3200
228,661,366.1700

3-f.	Commodities

Number of Votes:
For
Against
Abstain
2,116,542,966.8680
156,787,652.5700
228,672,700.7400

3-g.	Lending

Number of Votes:
For
Against
Abstain
2,114,785,125.8080
158,373,083.1300
228,845,111.2400

3-h.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
2,119,413,227.7580
154,078,590.3600
228,511,502.0600

	Approval of the Removal of the
Fundamental Investment Policies
Regarding:
3-i.	Investing for Control

Number of Votes:
For
Against
Abstain
2,097,782,580.0880
165,651,830.5100
238,568,909.5800

3-k.	Margin Transactions

Number of Votes:
For
Against
Abstain
2,095,850,633.6280
167,535,927.0100
238,616,759.5400

3-m.	Short Sales

Number of Votes:
For
Against
Abstain
2,096,738,540.6480
166,628,616.2100
238,636,163.3200

3-n.	Options

Number of Votes:
For
Against
Abstain
2,096,479,299.2580
166,675,049.5100
238,848,971.4100

3-o.	Securities Owned by Officers and
Trustees or the Advisor

Number of Votes:
For
Against
Abstain
2,097,710,150.7880
166,087,789.1800
238,205,380.2100

3-s.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
2,098,940,023.8880
164,370,29.3900
238,693,046.9000

4-A.	Approval of a Reclassification of
Fundamental Investment Objectives as
Non-Fundamental.

Number of Votes:
For
Against
Abstain
2,098,380,937.8480
165,737,314.2600
242,885,068.0700

4-B.	Approval of a Reclassification of
Fundamental Investment Policies as Non-
Fundamental.

Number of Votes:
For
Against
Abstain
2,097,475,407.1080
166,645,255.1700
237,882,657.9000

Tax-Exempt Portfolio
The Special Meeting of Shareholders of the
Tax-Exempt Portfolio of Cash
Account Trust (the "Fund") was held on March
31, 2008 at the offices of
Deutsche Asset Management, 345 Park Avenue,
New York, NY 10154. The
following matters were voted upon by the
shareholders of said Fund (the resulting
votes are presented below):
1.	Election of the Board of Trustees of
the Fund.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,855,372,485.0340
84,765,059.3200
Henry P. Becton, Jr.
1,854,559,118.1440
85,578,426.2100
Dawn-Marie Driscoll
1,855,327,544.7440
84,809,999.6100
Keith R. Fox
1,854,901,860.1740
85,235,684.1800
Paul K. Freeman
1,856,295,391.4540
83,842,152.9000
Kenneth C. Froewiss
1,855,183,155.9540
84,954,388.4000
Richard J. Herring
1,855,698,433.1040
84,439,111.2500
William McClayton
1,856,422,648.4140
83,714,895.9400
Rebecca W. Rimel
1,855,403,613.2640
84,733,931.0900
William N. Searcy, Jr.
1,854,804,772.2440
85,332,772.1100
Jean Gleason Stromberg
1,854,698,366.1240
85,439,178.2300
Robert H. Wadsworth
1,856,326,630.7040
83,810,913.6500
Axel Schwarzer
1,855,115,572.9840
85,021,971.3700

The Special Meeting of Shareholders was
reconvened on May 1, 2008, at which
time the following matters were voted upon
by the shareholders (the resulting
votes are presented below):
2-A.	Approval of an Amended and Restated
Investment Management Agreement.

Number of Votes:
For
Against
Abstain
2,030,911,771.7200
125,123,614.4940
68,904,541.1700

2-B.	Approval of a Subadvisor Approval
Policy.

Number of Votes:
For
Against
Abstain
2,054,196,345.3900
95,009,861.2240
75,733,720.7700

3.	Approval of Revised Fundamental
Investment Policies Regarding:
3-a.	Borrowing Money

Number of Votes:
For
Against
Abstain
2,040,112,837.3100
83,918,687.4240
100,908,402.6500

3-b.	Senior Securities

Number of Votes:
For
Against
Abstain
2,038,617,788.3400
84,989,292.6640
101,332,846.3800

3-c.	Concentrations

Number of Votes:
For
Against
Abstain
2,042,751,877.3500
80,670,166.3440
101,517,883.6900

3-d.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
2,040,877,951.8000
82,290,101.5540
101,771,873.0300

3-e.	Real Estate Investments

Number of Votes:
For
Against
Abstain
2,038,243,403.5500
85,698,253.4340
100,998,270.4000

3-f.	Commodities

Number of Votes:
For
Against
Abstain
2,036,981,678.3000
86,508,926.2340
101,449,322.8500

3-g.	Lending

Number of Votes:
For
Against
Abstain
2,035,764,107.4100
87,385,429.6740
101,790,390.3000

3-h.	Portfolio Diversification

Number of Votes:
For
Against
Abstain
2,040,722,381.3700
81,938,878.1840
102,278,667.8300

	Approval of the Removal of the
Fundamental Investment Policies
Regarding:
3-i.	Investing for Control

Number of Votes:
For
Against
Abstain
2,030,244,107.3700
89,052,293.9540
105,643,526.0600

3-k.	Margin Transactions

Number of Votes:
For
Against
Abstain
2,029,518,627.2100
89,590,787.5740
105,830,512.6000

3-m.	Short Sales

Number of Votes:
For
Against
Abstain
2,031,012,073.4100
88,615,606.9040
105,312,247.0700

3-n.	Options

Number of Votes:
For
Against
Abstain
2,030,419,958.0200
88,972,250.8240
105,547,718.5400

3-o.	Securities Owned by Officers and
Trustees or the Advisor

Number of Votes:
For
Against
Abstain
2,026,057,970.5700
93,410,521.4640
105,471,435.3500

3-s.	Oil, Gas and Mineral Programs

Number of Votes:
For
Against
Abstain
2,032,195,967.0900
87,496,252.1740
105,247,708.1200

4-A.	Approval of a Reclassification of
Fundamental Investment Objectives as
Non-Fundamental.

Number of Votes:
For
Against
Abstain
2,002,832,225.1400
138,540,394.9140
83,567,307.3300

4-B.	Approval of a Reclassification of
Fundamental Investment Policies as Non-
Fundamental.

Number of Votes:
For
Against
Abstain
2,030,751,161.3800
92,116,712.4340
102,072,053.5700

5.	Approval of Amended and Restated
Declaration of Trust.

Number of Votes:
For
Against
Abstain
2, 043,631,496.3900
95,883,747.2340
85,424,683.7600